EXHIBIT 99.1

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended
	March 31, 2019	April 1, 2018
Net revenues	$270,395	$275,580
Cost of revenues	196,526	199,276
GROSS PROFIT	73,869	76,304
Selling, general and administrative expenses	69,973	77,238
Special and restructuring (recoveries) charges, net	(7,816)	12,446
OPERATING INCOME (LOSS)	11,712	(13,380)
Other expense (income):
Interest expense, net	13,179	11,801
Other income, net	(1,913)	(1,861)
TOTAL OTHER EXPENSE, NET	11,266	9,940
INCOME (LOSS) BEFORE INCOME TAXES	446	(23,320)
Provision for (benefit from) income taxes	5,079	(5,879)
NET LOSS	$(4,633)	$(17,441)
Loss per common share:
Basic	$(0.23)	$(0.88)
Diluted	$(0.23)	$(0.88)
Weighted average number of common shares outstanding:
Basic	19,870	19,806
Diluted	19,870	19,806

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(UNAUDITED)

	Three Months Ended
OPERATING ACTIVITIES	March 31, 2019	April 1, 2018
Net loss	$(4,633)	$(17,441)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	5,944	7,334
Amortization	12,836	12,329
Bad debt expense	109	261
Loss on write down of inventory	3,368	963
Amortization of inventory fair value step-up	—	6,600
Compensation expense for share-based plans	1,432	1,365
Amortization of debt issuance costs	1,010	881
Loss on sale or write-down of property, plant and equipment	96	1,284
Gain on sale of business	(10,282)	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	(8,635)	22,038
Inventories	(3,452)	(14,850)
Prepaid expenses and other assets	2,881	(11,648)
Accounts payable, accrued expenses and other liabilities	(23,052)	(9,261)
Net cash used in operating activities	(22,378)	(145)
INVESTING ACTIVITIES
Additions to property, plant and equipment	(3,717)	(8,234)
Proceeds from the sale of property, plant and equipment	28	93
Proceeds from the sale of business, net	83,321	—
Net cash provided by (used in) investing activities	79,632	(8,141)
FINANCING ACTIVITIES
Proceeds from long-term debt	87,400	71,950
Payments of long-term debt	(140,500)	(44,106)
Proceeds from the exercise of stock options	—	301
Return of cash to Fluid Handling Seller	—	(7,905)
Net cash (used in) provided by financing activities	(53,100)	20,240
Effect of exchange rate changes on cash, cash equivalents and restricted cash	957	956
(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	5,111	12,910
Cash, cash equivalents, and restricted cash at beginning of period	69,525	112,293
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$74,636	$125,203

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(UNAUDITED)

	March 31, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$73,619	$68,517
Trade accounts receivable, less allowance for doubtful accounts of $5,048 and $6,735 at March 31, 2019 and December 31, 2018, respectively	188,500	183,552
Inventories	217,991	217,378
Prepaid expenses and other current assets	89,904	90,659
Assets held for sale	4,623	87,940
Total Current Assets	574,637	648,046
PROPERTY, PLANT AND EQUIPMENT, NET	198,148	201,799
OTHER ASSETS:
Goodwill	460,995	459,205
Intangibles, net	422,302	441,302
Deferred income taxes	25,632	28,462
Other assets	37,620	12,798
TOTAL ASSETS	$1,719,334	$1,791,612
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$122,277	$123,881
Accrued expenses and other current liabilities	99,591	107,312
Accrued compensation and benefits	27,251	33,878
Current portion of long-term debt	—	7,850
Liabilities held for sale	—	11,141
Total Current Liabilities	249,119	284,062
LONG-TERM DEBT	733,666	778,187
DEFERRED INCOME TAXES	33,780	33,932
PENSION LIABILITY, NET	148,297	150,623
OTHER NON-CURRENT LIABILITIES	38,295	15,815
COMMITMENTS AND CONTINGENCIES (NOTE 11)
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 19,875,993 and 19,845,205 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	212	212
Additional paid-in capital	442,568	440,890
Retained earnings	228,582	232,102
Common treasury stock, at cost (1,372,488 shares at March 31, 2019 and December 31, 2018)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(80,713)	(69,739)
Total Shareholders’ Equity	516,177	528,993
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,719,334	$1,791,612

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended
	March 31, 2019	April 1, 2018
ORDERS (1)
Energy	$67.8	$129.8
Aerospace & Defense	88.1	59.8
Industrial	123.7	136.6
Total orders	$279.6	$326.2

BACKLOG (2)	March 31, 2019	April 1, 2018
Energy	$140.3	$224.1
Aerospace & Defense	206.5	165.8
Industrial	174.2	170.6
Total backlog	$521.0	$560.5

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies. Q1 2019 and 2018 orders include $4.1 million and $21.7 million, respectively, related to divested businesses.

Note 2: Backlog includes unshipped customer orders for which revenue has not been recognized. Backlog at Q1 2018 includes $25.6 million related to divested businesses.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ORDERS
Energy	$129,762	$113,171	$110,987	$97,990	$451,910	$67,770
Aerospace & Defense	59,793	59,441	81,533	76,702	277,469	88,107
Industrial	136,607	136,746	114,876	121,886	510,115	123,746
Total	$326,162	$309,358	$307,396	$296,578	$1,239,494	$279,623

NET REVENUES
Energy	$99,972	$112,804	$121,023	$117,433	$451,232	$98,417
Aerospace & Defense	58,477	57,500	57,757	63,283	237,017	61,240
Industrial	117,131	131,064	118,734	120,647	487,576	110,738
Total	$275,580	$301,368	$297,514	$301,363	$1,175,825	$270,395

SEGMENT OPERATING INCOME
Energy	$5,696	$9,242	$9,163	$9,396	$33,497	$6,783
Aerospace & Defense	8,931	6,992	8,709	11,415	36,047	9,374
Industrial	12,948	15,037	14,609	14,746	57,340	10,787
Corporate expenses	(7,802)	(6,448)	(8,034)	(8,015)	(30,299)	(6,705)
Adjusted Operating Income	$19,773	$24,823	$24,447	$27,542	$96,585	$20,239

SEGMENT OPERATING MARGIN %
Energy	5.7%	8.2%	7.6%	8.0%	7.4%	6.9%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%
Industrial	11.1%	11.5%	12.3%	12.2%	11.8%	9.7%
CIRCOR Adjusted Operating Margin	7.2%	8.2%	8.2%	9.1%	8.2%	7.5%

SEGMENT OPERATING MARGIN % EXCLUDING DIVESTITURES
Energy	6.7%	7.5%	6.0%	7.8%	7.0%	7.1%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%
Industrial	11.4%	11.9%	12.8%	12.7%	12.2%	9.7%
CIRCOR Adjusted Operating Margin Excluding Divestitures	7.7%	8.2%	7.9%	9.3%	8.3%	7.6%

CIRCOR INTERNATIONAL INC.
SUPPLEMENTAL INFORMATION REGARDING DIVESTED BUSINESSES
(in thousands)
UNAUDITED

	2018					2019
DIVESTED BUSINESSES	1st QTR	2nd QTR	3rd QTR	4th QTR	Total	1st QTR

ORDERS
Energy	$16,891	$18,389	$19,145	$15,451	$69,875	$4,104
Industrial	4,848	4,484	2,302	4,796	16,430	—
CIRCOR	$21,738	$22,873	$21,446	$20,247	$86,305	$4,104

NET REVENUES
Energy	$14,731	$17,419	$16,579	$16,885	$65,613	$3,106
Industrial	3,897	1,499	2,070	3,846	11,312	—
CIRCOR	$18,628	$18,918	$18,649	$20,731	$76,925	$3,106

SEGMENT OPERATING INCOME
Energy	$8	$2,085	$2,905	$1,597	$6,596	$—
Industrial	79	(427)	(371)	(78)	(798)	—
CIRCOR	$87	$1,658	$2,534	$1,519	$5,798	$—

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(145)	$(465)	$24,073	$30,531	$53,994	$(22,378)
LESS:
Capital expenditures, net of sale proceeds	8,141	3,563	5,119	6,534	23,357	3,689
FREE CASH FLOW	$(8,286)	$(4,028)	$18,954	$23,997	$30,637	$(26,067)

GROSS DEBT	$823,665	$827,629	$831,613	$807,050	$807,050	$753,950
LESS: Cash & cash equivalents	123,305	69,030	71,334	68,517	68,517	73,619
GROSS DEBT, NET OF CASH	$700,360	$758,599	$760,279	$738,533	$738,533	$680,331

TOTAL SHAREHOLDERS' EQUITY	$592,096	$573,992	$574,171	$528,993	$528,993	$516,177

GROSS DEBT AS % OF EQUITY	139%	144%	145%	153%	153%	146%
GROSS DEBT, NET OF CASH AS % OF EQUITY	118%	132%	132%	140%	140%	132%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,385)	$(4,633)
LESS:
Restructuring related inventory charges	473	1,067	—	864	2,404	3,142
Amortization of inventory step-up	6,600	—	—	—	6,600	—
Restructuring charges, net	9,615	844	1,348	944	12,751	863
Acquisition amortization	11,797	11,767	11,733	12,012	47,309	12,077
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,123
Special charges (recoveries), net	2,831	1,156	1,408	5,692	11,087	(8,678)
Income tax impact	(7,687)	(11,056)	967	12,124	(5,652)	3,751
ADJUSTED NET INCOME	$8,025	$11,415	$10,357	$12,366	$42,163	$7,645

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$(0.88)	$0.30	$(0.34)	$(1.05)	$(1.97)	(0.23)
LESS:
Restructuring related inventory charges	0.02	0.05	—	0.04	0.12	0.16
Amortization of inventory step-up	0.33	—	—	—	0.33	—
Restructuring charges, net	0.49	0.04	0.07	0.05	0.64	0.04
Acquisition amortization	0.60	0.59	0.59	0.60	2.37	0.60
Acquisition depreciation	0.09	0.09	0.09	0.09	0.35	0.06
Special charges (recoveries), net	0.14	0.06	0.07	0.29	0.55	(0.43)
Income tax impact	(0.39)	(0.55)	0.05	0.61	(0.28)	0.19
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.40	$0.57	$0.52	$0.62	$2.11	$0.38

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET INCOME (LOSS)	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,384)	$(4,633)
LESS:
Interest expense, net	(11,801)	(13,755)	(14,100)	(13,257)	(52,913)	(13,179)
Depreciation	(7,334)	(7,157)	(7,065)	(7,198)	(28,754)	(5,944)
Amortization	(12,329)	(12,282)	(12,234)	(12,410)	(49,255)	(12,836)
Benefit from (provision for) income taxes	5,879	7,646	(2,537)	(14,278)	(3,290)	(5,079)
EBITDA	$8,144	$31,450	$29,095	$26,138	$94,828	$32,405
LESS:
Restructuring related inventory charges	(473)	(1,067)	—	(864)	(2,404)	(3,142)
Amortization of inventory step-up	(6,600)	—	—	—	(6,600)	—
Restructuring charges, net	(9,615)	(844)	(1,348)	(944)	(12,751)	(863)
Special (charges) recoveries, net	(2,831)	(1,156)	(1,408)	(5,692)	(11,087)	8,678
ADJUSTED EBITDA	$27,663	$34,517	$31,851	$33,638	$127,669	$27,732

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
GAAP OPERATING INCOME (LOSS)	$(13,380)	$8,252	$8,216	$6,296	$9,384	$11,712
LESS:
Restructuring related inventory charges	473	1,067	—	864	2,404	3,142
Amortization of inventory step-up	6,600	—	—	—	6,600	—
Restructuring charges, net	9,615	844	1,348	944	12,751	863
Acquisition amortization	11,797	11,767	11,733	12,012	47,309	12,077
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,123
Special charges (recoveries), net	2,831	1,156	1,408	5,692	11,087	(8,678)
ADJUSTED OPERATING INCOME	$19,773	$24,821	$24,447	$27,543	$96,584	$20,239

GAAP OPERATING MARGIN	(4.9)%	2.7%	2.8%	2.1%	0.8%	4.3%
LESS:
Restructuring related inventory charges	0.2%	0.4%	—%	0.3%	0.2%	1.2%
Amortization of inventory step-up	2.4%	—%	—%	—%	0.6%	—%
Restructuring charges, net	3.5%	0.3%	0.5%	0.3%	1.1%	0.3%
Acquisition amortization	4.3%	3.9%	3.9%	4.0%	4.0%	4.5%
Acquisition depreciation	0.7%	0.6%	0.6%	0.6%	0.6%	0.4%
Special charges (recoveries), net	1.0%	0.4%	0.5%	1.9%	0.9%	(3.2)%
ADJUSTED OPERATING MARGIN	7.2%	8.2%	8.2%	9.1%	8.2%	7.5%
Impact of Divestitures	0.5%	—%	(0.3)%	0.2%	0.1%	0.1%
ADJUSTED OPERATING MARGIN EXCLUDING DIVESTITURES	7.7%	8.2%	7.9%	9.3%	8.3%	7.6%

CIRCOR INTERNATIONAL, INC.
Q1 2019 Organic Growth Calculations
(in thousands, except percentages)
UNAUDITED

	Industrial		Energy		Aerospace & Defense		CIRCOR
ORDERS	$	%	$	%	$	%	$	%

Q1 2018	$136.6		$129.8		$59.8		$326.2
Divestitures	(4.8)		(16.9)		0		(21.7)
Q1 2018 Excluding Divestitures	131.8		112.9		59.8		304.4

Organic	(1.3)	-1%	(48.0)	-42%	29.7	50%	(19.5)	-6%
Acquisition / Divestiture	0	0%	4.1	4%	0	0%	4.1	1%
FX	(6.8)	-5%	(1.3)	-1%	(1.4)	-2%	(9.4)	-3%
Total Change Excluding Divestitures	(8.0)	-6%	(45.1)	-40%	28.3	47%	(24.8)	-8%

Q1 2019	$123.7		$67.8		$88.1		$279.6

	Industrial		Energy		Aerospace & Defense		CIRCOR
NET REVENUE	$	%	$	%	$	%	$	%

Q1 2018	$117.1		$100.0		$58.5		$275.6
Divestitures	(3.9)		(14.7)		0		(18.6)
Q1 2018 Excluding Divestitures	113.2		85.2		58.5		257.0

Organic	3.8	3%	12.1	14%	4.0	7%	20.0	8%
Acquisition / Divestiture	0	0%	3.1	4%	0	0%	3.1	1%
FX	(6.3)	-6%	(2.1)	-2%	(1.3)	-2%	(9.6)	-4%
Total Change Excluding Divestitures	(2.5)	-2%	13.2	15%	2.7	5%	13.5	5%

Q1 2019	$110.7		$98.4		$61.2		$270.4